UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2012

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On April 25, 2012, Applied Industrial Technologies, Inc. issued a press release announcing a definitive agreement to acquire SKF's company-owned distribution businesses in Australia and New Zealand. The press release is attached as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

99.1    Press Release dated April 25, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: April 27, 2012

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press release of Applied Industrial Technologies, Inc. dated April 25, 2012.